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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                                  ------------


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                  ------------

         Date of Report (Date of earliest event reported): June 15, 1998
                                  ------------


                            Magellan Technology, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)



          UTAH                          0-18271                 87-0284979
      ------------                   ------------              ------------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
   incorporation)                                          Identification No.)



                              13526 South 110 West
                               Draper, Utah 84020
                                  ------------
          (Address of principal executive officers, including zip code)




                                 (801) 495-2211
                                  ------------
              (Registrant's telephone number, including area code)



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



Item 2.  Acquisition of Certain Assets of Digital Health, LLC

         On June 15, 1998, the Registrant completed the acquisition of certain licenses and technology of Digital Health, LLC in exchange for shares of Magellan Technology, Inc. and a note payable. The acquisition was accounted for as a purchase transaction.

         The acquisition, consummated on June 15, 1998, included the following actions and transactions:

         (a) The Registrant acquired a certain license and technology assets of Digital Health, LLC in exchange for the issuance by the Registrant of 1,375,000 shares of common stock, par value $0.0002 per share, representing 9% of the Registrant's outstanding common stock ("Common Stock"), to the owners Digital Health, LLC and

          (b) $250,000 in cash. $15,000 paid at closing and 235,000 paid in monthly installments of $15,000 beginning July 1, 1998.

Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of business acquired.

              The Audited Financial Statements of Digital Health, LLC will be filed within 60 days of the consummation date.

         (b) Pro forma financial information.

              The pro forma financial information of the Registrant and Digital Health, LLC required pursuant to this Item 7(b) are filed as part of this report as pages F-1 through F-5.

         (c)   Exhibits.

              The following exhibits are included herein:


Reg. S-K
Exhibit No.                       Description                      Exhibit No.
------------            ------------------------------------      ------------
     2                       Acquisition Agreement                      1

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     Magellan Technology, Inc.


                                                        /s/ Douglas M Angus
                                                  By ---------------------------
                                                Douglas M. Angus, Vice President
Date: June 26, 1998

                            Magellan Technology, Inc.

                         Pro Forma Financial Statements

                      For the year ended December 31, 1997
                   And the three months ended March 31, 1998



Table of Contents


                                                                           Page
                                                                          ------
Balance Sheet March 31, 1998                                                 F-2

Statement of Income December 31, 1997                                        F-3

Statement of Income March 31, 1998                                           F-4

Notes to Financial Statements                                                F-5

                            Magellan Technology, Inc.

           Notes to Pro Forma condensed Combined Financial Statements

                                   (Unaudited)


The following unaudited condensed pro forma combined balance sheet at March 31, 1998 and the pro forma combined statements of operations for the year ended December 31, 1997 and the three months ended March 31, 1998 of Magellan Technology, Inc. ("Magellan") and Digital Health, LLC ("Digital"), respectively, assumes the acquisition of certain assets, licenses and technology, of Digital by Magellan. It combines the historical balance sheets of Digital and Magellan. The business combination has been accounted for as a purchase of Digital giving effect to the acquisition of certain assets of Digital. The unaudited condensed pro forma balance sheet should be read in conjunction with the historical financial statements and related notes.

The following unaudited condensed pro forma combined statements of operations for the year ended December 31, 1997 and three months ended March 31, 1998 for Magellan and Digital, respectively, assumes the acquisition of Digital by Magellan as of the beginning of the year and three months respectively.

The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been obtained if the transactions had occurred as of the beginning of the year and three month periods. These statements should be read in conjunction with the historical financial statements and related notes.



                                       F1

                     CONSOLIDATED MAGELLAN TECHNOLOGY, INC.

             Pro forma Condensed Combined Balance Sheet (Unaudited)

                                 March 31, 1998



                          Magellan
                         Technology          Digital Health                                    PRO    FORMA
                                                                                  ------------------------------------
                         Incorporated            LLC               Total           Adjustments              Combined
                        ----------------    ---------------    ---------------    ---------------        -------------

Current Assets              978,817             92,261          1,071,078                                  1,071,078
Net Asset in
Discontinued operation    1,324,829                             1,324,829                                  1,324,829
Property Plant &
Equipment--Net              452,850               -               452,850                                    452,850
License & Technology                                                                1,453,125         (1)  1,453,125
Goodwill-Net                327,685                  -            327,685                                    327,685

                       ================    ===============    ===============    ===============        ================
  Total Assets            3,084,181             92,261          3,176,442           1,453,125               4,629,567
                       ================    ===============    ===============    ===============        ================

Current Liabilities       3,906,128            139,876          4,046,004             180,000         (1)   4,226,004
Long term Liabilities        526,621                               526,621              70,000         (1)     596,621

                       ----------------    ---------------    ---------------    ---------------        ----------------
Total Liabilities         4,432,749            139,876          4,572,625             250,000               4,822,625
                       ----------------    ---------------    ---------------    ---------------        ----------------
Common Stock:
 Magellan
 Technology, Inc.             3,111                                 3,111                 225         (1)       3,336
Additional Paid-in
Capital                   8,086,633                             8,086,633           1,202,900         (1)    9,289,533
Retained Earnings
(Deficit)                (9,438,312)           (47,615)        (9,485,927)                                  (9,485,927)

                       ----------------    ---------------    ---------------    ---------------        ----------------
Total Stockholder's
Equity                   (1,348,568)           (47,615)        (1,396,183)          1,203,125                 (193,058)
                       ----------------    ---------------    ---------------    ---------------        ----------------
                       ----------------    ---------------    ---------------    ---------------        ----------------

Total Liabilities and
Stockholder's Equity      3,084,181             92,261          3,176,442          1,453,125               4,629,567
                       ================    ===============    ===============    ===============        ================


                                       F2

                     CONSOLIDATED MAGELLAN TECHNOLOGY, INC.

        Pro forma Condensed Combined Statement of Operations (Unaudited)

                          Year Ended December 31, 1997


                      Magellan
                     Technology          Digital Health                                    PRO    FORMA
                                                                             ---------------------------------------
                    Incorporated            LLC               Total           Adjustments              Combined
                   ----------------    ---------------    ---------------    ---------------        ----------------

Sales                   319,611          1,104,220          1,423,831                                  1,423,831

Costs and Expenses:
  Cost of Sales         57,180             348,295            405,475                                    405,475
  Selling, General
  & Administrative   2,764,150             615,687          3,379,837                                  3,379,837
  Compensation
  Expense              252,000                  -             252,000                                    252,000
                   ----------------    ---------------    ---------------    ---------------        ----------------
Income(loss) from
operations          (2,753,719)            140,238         (2,613,481)                 -              (2,613,481)


Other Income
(Expense)
  Earnings/Loss
  from Investment
  in SIS, LLC          (68,960)                               (68,960)                                   (68,960)
Interest Expense      (161,843)            (13,075)          (174,918)                                  (174,918)
Other Income
(Expense)              (12,870)                               (12,870)                                   (12,870)

                   ----------------    ---------------    ---------------    ---------------        ----------------
Net Loss            (2,997,392)           127,163         (2,870,229)                 -              (2,870,229)
                   ================    ===============    ===============    ===============        ================

Net Loss per Share       (0.22)                                                                           (0.19)
                   ================                                                                 ================

Weighted Average
Number of Common
Shares Outstanding  13,685,000                                                                       15,060,000
                   ================                                                                 ================


                                       F3

                     CONSOLIDATED MAGELLAN TECHNOLOGY, INC.

        Pro forma Condensed Combined Statement of Operations (Unaudited)

                        Three Months Ended March 31, 1998


                        Magellan
                        Technology        Digital Health                                     PRO    FORMA
                                                                              ---------------------------------------
                        Incorporated          LLC              Total           Adjustments              Combined
                      ----------------  ---------------    ---------------    ---------------        ----------------
Sales                    242,617            366,848            609,465                                    609,465

Costs and Expenses:
 Cost of Sales            46,719            110,107            156,826                                    156,826
 Selling, General &
 Administrative          567,347            222,711            790,058                                    790,058
 Research &
 Development             320,657                               320,657                                    320,657
Depreciation and
Amortization              36,642                                36,642                                     36,642
Compensation Expense      26,283
                      ----------------    ---------------    ---------------    ---------------        ----------------
Income(loss) from
operations              (755,031)            34,030           (694,718)                 -                 (694,718)

Other Income(Expense)

 Earnings/(Loss) from
 Discontinued Operation     (198)                                 (198)                                      (198)
Interest Expense         (93,145)            (2,150)           (95,295)                                   (95,295)
Other Income(Expense)          -                                     -                                          -
                      ----------------    ---------------    ---------------    ---------------        ----------------

Net Loss                (848,374)            31,880           (790,211)                 -                (790,211)
                      ================    ===============    ===============    ===============        ================

Net Loss Per Share         (0.05)                                                                           (0.05)
                      ================                                                                 ================

Weighted Average
Number of Common
Shares Outstanding     15,557,600                                                                        16,932,600
                      ================                                                                 ================


                                       F4

                            Magellan Technology, Inc.

           Notes to Pro Forma condensed Combined Financial Statements

                                   (Unaudited)

       Year Ended December 31, 1997 and Three Months ended March 31, 1998

Pro Forma Adjustments

(1) Magellan issued common stock and $250,000 cash to acquire a license and related technology assets from Digital Health, LLC. The value of the stock and cash total $1,453,125, which is the value assigned to the license and technology acquired.



                                       F5







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